                                                                    EXHIBIT 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 333-58056 and 333-33442 of Tenneco Inc. on Form S-8 of our report dated June 29, 2006, appearing in this Annual Report on Form 11-K of The Tenneco Employee Stock Ownership Plan for Salaried Employees for the year ended December 31, 2005.



DELOITTE & TOUCHE LLP

Chicago, Illinois
June 29, 2006